SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ------------------------------------------
                                    FORM 8-K

                   ------------------------------------------
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 4, 2000



                            ELECTRONIC CLEARING HOUSE, INC.
               (Exact name of registrant as specified in its charter)



   NEVADA                            0-15245                 93-0946274
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)               File Number)          Identification No.)



         28001 Dorothy Drive,    Agoura Hills, California            91301
            (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999




          (Former name or former address, if changes since last report)











ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS



     On January 4, 2000, Electronic Clearing House, Inc., a Nevada corporation ("ECHO"), acquired Rocky Mountain Retail Systems ("RMRS"), a Colorado corporation, through a merger (the "Merger") of ECHO's wholly-owned subsidiary, ECHO Acquisition Corporation, a Colorado corporation ("EAC"), with and into RMRS. The Merger was consumated on the terms set forth in an Agreement and Plan of Reorganization dated January 4, 2000, by and among ECHO, EAC and RMRS (the "Merger Agreement"), attached hereto as Exhibit 2.1. As a result of the Merger, RMRS is now a wholly-owned subsidiary of ECHO.

     RMRS is the creator/owner and procesor for National Check Information Systems through which RMRS provides check verification services to large retail chains, processors and collection agencies across the nation.

     Pursuant to the Merger Agreement, ECHO issued a total of 1,000,000 shares of restricted common stock ("Base Shares") to the selling shareholders of RMRS. In addition, up to 1,500,000 shares of restricted common stock ("Performance Shares") will be issued to the RMRS selling shareholders under a performance clause wherein should the RMRS subsidiary's performance meet or exceed predetermined earnings goals for the years 2000 through 2002, a proportionate number of performance-based shares will be issued. The Merger is being accounted for as a purchase, not a pooling of interests.

     All liabilities and expenses paid by ECHO in connection with the Merger were funded from ECHO's working capital. ECHO expects this merger to be accretive to earnings.

     The description of the Merger contained herein is qualified in its entirety by reference to the Merger Agreement and the Press Release issued by ECHO dated January 6, 2000, copies of which are filed herewith and incorporated herein by reference as Exhibits 2.1 and 99.1 respectively.























ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial statements of the business acquired, prepared pursuant to Rule 3-05 of Regulation S-X, are unavailable as of the date of this filing. Such information will be filed on or before March 17, 2000.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro Forma financial information required pursuant to Article 11 of Regulation S-X is unavailable as of the date of this filing. Such information will be filed on or before March 17, 2000.


     (c)  EXHIBITS:

          Exhibit
          Number         Description of Document

            2.1 Merger Agreement and Plan of Reorganization, dated January 4, 2000, by and among ECHO, EAC and RMRS

           99.1          Press Release, dated January 6, 2000





























                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC CLEARING HOUSE, INC.
                                     (Registrant)




                              By   \s\Alice L. Cheung
                                      Alice L. Cheung, Treasurer &
                                     Chief Financial Officer



Dated:  January 19, 2000

                                                                    EXHIBIT 2.1



                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

This Merger Agreement and Plan of Reorganization ("Agreement") is made as of the 4th day of January, 2000 by and among Electronic Clearing House, Inc., a Nevada corporation ("ECHO"), ECHO Acquisition Corporation, a Colorado corporation ("EAC"), Rocky Mountain Retail Systems, Inc., a Colorado corporation ("RMRS"), and the individual shareholders of RMRS listed and signing at the end of this Agreement in Article XI ("Selling Shareholders").

WHEREAS the Selling Shareholders own all of the right, title and interest in all of the outstanding shares of capital stock of RMRS ("RMRS Shares") as set forth in Article XI;

WHEREAS EAC desires to merge into RMRS and RMRS desires to merge with EAC as set forth in this Agreement ("Merger");

WHEREAS Selling Shareholders approve the Merger and desire to receive shares of ECHO in connection with the Merger;

WHEREAS ECHO is willing to issue up to 2,500,000 shares of the common capital stock of ECHO in connection with the Merger ("ECHO Shares");

WHEREAS RMRS would become a wholly-owned subsidiary of ECHO as a result of the Merger;

NOW THEREFORE IN CONSIDERATION OF THE MUTUAL COVENANTS SET FORTH HEREIN, THE PARTIES AGREE AS FOLLOWS:


                                        I
                              TERMS OF TRANSACTION

1.1  Merger and Effect of Merger.

   1.1.1.  Merger of EAC and RMRS.   EAC will be merged with and into RMRS
effective on date that Articles of Merger in the form attached to this Agreement as Exhibit A1 are filed with the Colorado Secretary of State ("Effective Date").

   1.1.2. RMRS Surviving Corporation. RMRS will be the surviving corporation in the Merger. After the Effective Date, RMRS;s corporate name, existence and all its purposes, powers and objectives will continue unaffected and unimpaired by the Merger, RMRS will continue to be governed by the laws of the State of Colorado, and RMRS will succeed to EAC's rights, assets, liabilities and obligations in accordance with the Colorado Business Corporation Act.

   1.1.3. Articles of Incorporation. No changes in the Articles of Incorporation of RMRS will be effected by the Merger. The Articles of Incorporation of RMRS on the Effective Date will continue to be the Articles of Incorporation of RMRS after the Effective Date. From and after the Effective Date, said Articles of Incorporation, as they may be amended from time to time, will be, and may be separately certified as, the Articles of Incorporation of RMRS.

        1.1.4. Bylaws. The Bylaws of RMRS in effect on the Effective Date shall be the Bylaws of RMRS after the Effective Date until those Bylaws are duly altered, amended or repealed.

        1.1.5 Directors. The Directors of RMRS on the Effective Date will be the Directors of RMRS after the Effective Date, with the addition of Joel M. Barry as Chairman of the Board, until their successors are duly elected and qualify. The officers of RMRS on the effective date shall be the officers of RMRS after the effective date, with the addition of Joel M. Barry as Chief Executive Officer, subject to the terms of this Agreement.

         1.1.6 Conversion of EAC Shares. Effective on the Merger, each share of EAC at the time issued and outstanding will be converted into one share of the common capital stock of RMRS.

         1.1.7 Conversion of RMRS Shares. Effective on the Merger, all of the shares of RMRS at the time issued and outstanding (other than dissenting shares to the extent provided in the Colorado Business Corporation Act) will by virtue of the Merger and without action on the part of any shareholder of RMRS be converted into the right to receive ECHO Shares as provided in this Agreement.

         1.1.6 Tax-Free Reorganization. The Merger is intended by ECHO, EAC, RMRS and the Selling Shareholders to be a tax-free reorganization as defined in Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("Code") (it being understood that no representation or warranty as to such effect is or has been made); and this Agreement is intended to be a Plan of Reorganization under that Section.

        1.2  Base Shares.

        1.2.1. Issuance of Base Shares to Selling Shareholders at the Effective Date. Upon effectiveness of the Merger, ECHO will issue to each of the Selling Shareholders the number of ECHO Shares set forth opposite that Selling Shareholder's name in Article XI as "Base Shares," aggregating a total of 1,000,000 Base Shares, subject to the terms of this Agreement.

        1.2.2  Escrow of Base Shares.

        Certificates representing the Base Shares shall be delivered to the Secretary of ECHO, to be held in escrow in accordance with an escrow agreement containing the terms set forth in the form of escrow agreement attached to this Agreement as Exhibit A2 ("Escrow Agreement"). Subject to the terms of the Escrow Agreement, certificates for 1,000,000 Base Shares shall be released from the escrow and delivered to the Selling Shareholders on January 04, 2000. Base Shares reflected in certificates held in escrow cannot be transferred or otherwise alienated until released from escrow except as provided in this Agreement.


        1.3  Performance Shares.

        1.3.1. Issuance of Performance Shares to Selling Shareholders On Achievement of Performance Goals. As of the last day of Performance Period # 1 (January 1, 2000 through December 31, 2000), Performance Period #2 (January 01, 2001 through December 31, 2001), and Performance Period #3 (January 01, 2002 through December 31, 2002) ECHO will issue to each of the Selling Shareholders the number of ECHO Shares to which that Selling Shareholder shall be entitled pursuant to this Section 1.3.1, up to the total number of Shares set forth opposite that Selling Shareholder's name in Article XI as "Performance Shares," aggregating up to a maximum of 1,500,000 Performance Shares, subject to the terms of this Agreement.

        The number of Performance Shares that shall be issued under this
Section 1.3.1 is based on Net Earnings accrued during Performance Period #1, Performance Period #2, and Performance Period #3.

        Net Earnings shall be net earnings before taxes as reflected on the income statement of RMRS for the applicable Performance Period, calculated in accordance with generally accepted accounting principles and consistent with the historical and past practices of RMRS. Net earnings shall reflect deductions for administrative charges of ECHO in accordance with ECHO's set policy for allocating administrative charges to RMRS. ECHO's policy for allocating such administrative charges is set forth in Exhibit B. ECHO and EAC shall waive all set-off rights with respect to Performance Shares issued through escrow in accordance with the Escrow Agreement.

        Any dispute arising out of or relating to Net Earnings calculations shall be resolved by binding arbitration through a third-party certified public accounting firm to be agreed upon by both ECHO and the Selling Shareholders. Should any resulting arbitration judgment be rendered in favor of ECHO, all related expenses, court costs and attorney's fees will be allocated to RMRS.

        In the event of a merger of ECHO with another company (other than the Merger contemplated by this Agreement), whether ECHO is the surviving company or absorbed company, or the acquisition of 50 percent of the outstanding shares of ECHO by another company or other person or group of persons in the same transaction or series of related transactions prior to the end of any Performance Period, Net Earnings shall be the Net Earnings calculated as previously described, but Performance Shares will now be granted for Net Earnings of $100,000 or more, instead of the $200,000 or more currently contemplated under this Agreement. In addition, 6.52 Performance Shares, instead of the 3.26 Performance Shares currently contemplated under this Agreement, will be issued for each $1.00 by which Net Earnings exceed said $100,000 in any one Performance Period up to the maximum of a total of 1,500,000 Performance Shares available for issuance in the aggregate during Performance Periods #1, #2, and #3.

        Performance Period #1 shall commence on January 01, 2000 and shall terminate on December 31, 2000.

        For Performance Period #1, Performance Shares shall be issued in accordance with the following:


Net Earnings
Number of
Performance Shares
Less than $200,000

None$200,000 or more

3.26 Performance Shares
for each $1.00 by which
Net Earnings exceed
$200,000 in any one
Performance Period, up to
the maximum of a total of
1,500,000 Performance
Shares available for
issuance in the aggregate
during Performance
Periods #1, #2, and #3.
        Performance Period #2 shall commence on January 01, 2001 and shall terminate on December 31, 2001. For Performance Period #2, Performance Shares shall be those Remaining Shares (as defined hereinafter) available after the Performance Shares for Performance Period #1 have been issued. Performance Period #3 shall commence on January 01, 2002 and shall terminate on December 31, 2002. For Performance Period #3, Performance Shares shall be those Remaining Shares available after the Performance Shares for Performance Periods #1 and #2 have been issued. Thus, if 500,000 shares are issued in respect to Performance Period #1 (resulting in 1,000,000 Remaining Shares) and Net Earnings for Performance Period #2 were, e.g., $450,000, then 815,000 Performance Shares would be issued in respect to Performance Period #2; that is $450,000 - $200,000 = $250,000, $250,000 x 3.26 = 815,000; leaving 185,000
Remaining Shares available for issuance at the end of Performance Period #3. "Remaining Shares" means 1,500,000 Performance Shares less the aggregate number, if any, of Performance Shares issued with respect to Performance Period #1 and Performance Period #2.

        Each Selling Shareholder shall be entitled to receive that percentage of the aggregate number of Performance Shares issued during any Performance Period as is pro rata to the number of RMRS Shares held by that Shareholder immediately prior to Closing.

        Fractional shares shall not be issued. Any fraction of a share shall be rounded up to 1 share.

        The number of Performance Shares to be issued hereunder shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination or similar transaction effected without additional full fair market value payment for shares. The foregoing shall not apply to any conversion of convertible securities or any issue of securities on exercise of warrants or options to purchase such securities.

        1.3.2 Escrow of Performance Shares. Certificates for Performance Shares shall be delivered to the Secretary of ECHO immediately on issue, to be held in escrow in accordance with the Escrow Agreement. Subject to the terms of the Escrow Agreement, certificates for the aggregate number of Performance Shares that shall have been issued with respect to Performance Periods #1 , #2, and #3 shall be released from the escrow and delivered to the Selling Shareholders on the 28th day of February following the close of the prior respective Performance Period. Thus, if 500,000 Performance Shares are to be issued with respect to Performance Period #1 ending December 31, 2000, those 500,000 Performance Shares would be issued out of escrow on February 28, 2001.

        Performance Shares reflected in certificates held in escrow cannot be transferred or otherwise alienated until released from escrow, except as provided in this Agreement.

        1.4 Shareholder Rights. Subject to the terms of the Escrow Agreement, Selling Shareholders shall have all of the rights of Shareholders with respect to Base Shares and Performance Shares upon issuance thereof, and with respect to Performance Shares only after they are earned, except the right to assign or transfer those Shares while such Shares are held in the escrow subject to the terms of this Agreement.

        1.5 Allocation of Base Shares. For ECHO tax and accounting purposes, the parties intend that all Base Shares issued to Selling Shareholders shall be allocated in respect to RMRS tangible assets at book value of those tangible assets and in respect to RMRS intangible assets at fair market value of those intangible assets.

        1.6 Limited Right to Transfer. Notwithstanding any other provision of this Agreement, Selling Shareholders shall have the right to transfer Base Shares and earned Performance Shares to any person, provided that: (1) the transfer does not violate any federal or state securities law or other law,
(2) the Selling Shareholders assume all tax liabilities arising out of the transfer; and (3) the Selling Shareholders indemnify ECHO against any claim and/or liability arising out of such transfer.

        1.7 Conditions Subsequent - Earnout of Performance Shares. Notwithstanding any other provision of this Agreement, prior to December 31, 2002, the Selling Shareholders shall have the right to be immediately issued all Performance and/or Remaining Shares should one or more of the following events occur: a) ECHO losses the U-Haul relationship for any reason other than by expiration of contract; b) ECHO fails to honor its corporate allocation and offset commitments as contained in this Agreement; c) ECHO's common stock fails to be listed on NASDAQ for any reason; or d) ECHO effects a reverse stock split of its common stock to avoid a de-listing action by NASDAQ.

        In the event any of the above listed events transpire prior to December 31, 2002, the Selling Shareholders, acting together in full agreement and in one accord, may decide to affect their decision to be issued all Performance Shares and/or Remaining Shares by giving prompt written notice of such decision to ECHO as provided for under the provisions of Section 10.6 of this Agreement. No single Selling Shareholder or a group of a majority of the Selling Shareholders shall be permitted to affect an issuance of Performance Shares and/or Remaining Shares under this Agreement.

        ECHO shall issue to each Selling Shareholder, within thirty (30) days from the date of receipt of the above notice, Performance Shares and/or Remainin Shares in proportion to the identical amount of RMRS common stock originally tendered by each Selling Shareholder under the Articles of Merger attached as Exhibit A1 to this Agreement.

                                       II
                                 RMRS EMPLOYEES

        2.1 Donald E. Dick. Effective as of the Effective Date ECHO agrees to cause RMRS to employ Donald E. Dick in the position of President, upon the terms and conditions set forth in Exhibit C1 to this Agreement.

        2.2 Robert L. Anderson, Jr. Effective as of the Effective Date, ECHO agrees to cause RMRS to employ Robert L. Anderson, Jr. in the position of Vice President-Operations, upon the terms and conditions set forth in Exhibit C2 to this Agreement.

        2.3 Arnold Feinberg. Effective as of the Effective Date, ECHO agrees to cause RMRS to employ Arnold Feinberg in the position of Vice President-Sales, upon the terms and conditions set forth in Exhibit C3 to this Agreement.

        2.4 Other Employees. Employees of RMRS other than those referred to in Sections 2.1 through 2.3 shall be retained as employees of RMRS at their current compensation for at least a two year period. After the effective date of this Agreement, adding an RMRS employee or terminating an RMRS employee shall require the approval of ECHO's Chief Executive Officer.

                                       III
                        REPRESENTATIONS AND WARRANTIES OF
                          RMRS AND SELLING SHAREHOLDERS

        RMRS and the Selling Shareholders jointly and severally represent and warrant to ECHO as of the date of this Agreement and as of the Effective Date as follows, except as set forth in Exhibit D:

        3.1 Organization and Standing: Authority. RMRS is a corporation duly organized, validly existing, and in good standing under the laws of Colorado. RMRS has the requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and to enter into this Agreement. All corporate action on the part of RMRS, its shareholders, directors and officers necessary for the authorization, execution, delivery and performance of this Agreement by RMRS has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, is a valid and binding obligation of RMRS and each of the Selling Shareholders, subject to the laws of bankruptcy, insolvency, creditors rights, and equitable remedies, and will not violate the Articles of Incorporation or bylaws of RMRS or any agreement, law, regulation, government order or other obligation under which RMRS or any of the Selling Shareholders is bound. RMRS is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where failure to be so qualified will not have an effect on the business, properties, assets, condition (financial or otherwise), liabilities, operations or prospects of RMRS taken as a whole in an amount in excess of $50,000 ("Material Adverse Effect").

        3.2 Corporate Documents. RMRS has delivered to ECHO true copies of its Articles of Incorporation and its bylaws as currently in effect, all stock records, and all minutes of meetings and all consents and other actions of its shareholders, board of directors, executive committee, and other governing boards. There shall have been no changes to these documents at the time of the Effective Date. RMRS is in full compliance with all provisions of such documents.

        3.3 Bank Statements. RMRS has delivered statements of all banks and other institutions at which it maintains funds for each of the three preceding months. RMRS does not maintain funds at any institution other than those for which statements have been delivered hereunder.

        3.4 Subsidiaries. RMRS has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

        3.5 Capitalization. The authorized capital stock of the RMRS consists of 10,000 shares of Common Stock, of which 1,053 shares are issued and
outstanding.   All issued and outstanding shares have been duly authorized and validly issued, and are fully-paid and nonassessable. There are no outstanding options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of RMRS, nor any agreements to issue any such rights. All outstanding capital stock was issued in full compliance with all applicable laws. There are no bonds, debentures, notes or other evidences of indebtedness having the right to vote on any matter.

        3.6 Financial Statements. RMRS has delivered to ECHO a balance sheet and income statement for each of the fiscal years ended December 31, 1998 and 1999. The balance sheet and income statement for the fiscal year ended December 31, 1999 shall be audited by ECHO. The balance sheets fairly present the financial condition of RMRS as of the dates presented and the income statements fairly present the results of operations of RMRS for the periods represented. To the best of RMRS's and each Selling Shareholder's knowledge, there have been no material changes in any asset or liability reflected in the most recent such balance sheet after the date of that balance sheet, other than the reduction for accrued payroll. RMRS has not sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

        3.7 Liabilities. To the best of RMRS's and each Selling Shareholder's knowledge, other than as disclosed in the most recent balance sheet, RMRS has
no direct or contingent liabilities.   There are no known or expected actions,
suits, proceedings or investigations pending against RMRS or its properties before any court, governmental agency, or other tribunal, domestic or foreign. No known claims against RMRS or any of its shareholders, directors, officers, employees, agents or consultants have been asserted claiming any rights to any tangible or intangible property owned, claimed or used by RMRS, or claiming that the business of RMRS violates any patent, trade secret, or other right of any person including any former or other present employer of any such shareholder, director, officer, employee, agent or consultant. RMRS has no obligation as a guarantor, surety, co-signer, endorser or co-maker with respect to the liability of any other person. RMRS has not declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock. RMRS has given no power of attorney to any person.

        3.8 Intangible Assets. A list of all intangible assets, including without limitation all concepts, designs, ideas, methods, computer programs, systems, patents, trade secrets, trademarks, trade names and copyrights, is set forth in Exhibit E. Developing, marketing, assigning or transferring, or other use of any such intangible asset after the Effective Date will not infringe the rights of any other person. RMRS possesses sufficient legal rights to all intangible assets necessary for the conduct of RMRS's business as now conducted. Without limiting the foregoing, RMRS has not entered into any cross-licensing arrangement with any person or entity, and there are no agreements relating to and materially affecting any intangible asset or the use or ownership thereof, including without limitation license agreements, confidentiality or non-disclosure agreements, assignments or agreements to assign, development agreements, settlement agreements or similar agreements. None of the Selling Shareholders, and to the best of RMRS's and each Selling Shareholder's knowledge no other person who is an employee of RMRS, is obligated under any agreement or subject to any judgment, decree or order of any court or administrative agency that would interfere with such person's duties with RMRS or that would conflict with RMRS's business as presently proposed to be conducted. RMRS will not need to utilize any inventions, trade secrets or proprietary information of any of its employees or shareholders made prior to their employment by RMRS, except for inventions, trade secrets or proprietary information that have been assigned to RMRS (copies of all such
assignments having been delivered to ECHO).   Neither RMRS nor any Selling
Shareholder has received information that any other person is engaged in any activity or contemplating any activity that might constitute an infringement or other violation of RMRS's rights with regard to any of its intangible assets.

        3.9 Agreements and Licenses. All oral and written agreements, including without limitation all licenses, to which RMRS is a party or under which it is bound are listed in Exhibit F. All such agreements and licenses have been delivered to ECHO. All such agreements and licenses are valid, binding and enforceable in accordance with their terms. RMRS is not in default or breach of any such agreement or license. Execution and performance of this Agreement will not violate or breach any such agreement or license. Without limiting the generality of the foregoing, no warranty or representation has been made to any customer of RMRS other than as set forth in written agreements with such customer, all of which are listed in Exhibit F.

        3.10 Title to Properties. RMRS has good and marketable title to all its properties and assets, including leasehold interests, trade secrets, trademarks, copyrights, patents, software, systems and other intangible assets. RMRS's title to its properties and assets is free and clear of any lien, claim, encumbrance or restriction of any nature. In particular, without limiting the generality of the foregoing, no person has any claim, lien or other rights in or against any intellectual property or other intangible asset of RMRS including without limitation any of RMRS's software programs except pursuant to written license agreements all of which are listed in Exhibit F. To the best of RMRS's and each Selling Shareholder's knowledge, there are no pending or threatened proceedings of any nature alleging any violation of any right of any other person with respect to any of RMRS's properties or assets.


        3.11 Accounts Receivable and other Receivables. To the best of RMRS's and each Selling Shareholder's knowledge, all accounts receivable are current and collectible in the ordinary course of business. RMRS has not made any loans or advances to any person, other than in the ordinary course of business.

        3.12 Insurance. All policies of insurance owned or held by RMRS are listed in Exhibit G. All such policies are in full force and effect, and will not be affected by the transactions contemplated by this Agreement.

        3.13 Leases. All leases under which RMRS is bound are listed in Exhibit H. All such leases are in full force and effect, and will not be affected by the transactions contemplated by this Agreement. RMRS is not in default or breach of any lease.

        3.14 Employees. RMRS has no (a) retirement, pension, profit sharing, deferred compensation, bonus, or other compensation plan, other than regular salaries and wages, (b) stock option, stock purchase or other employee stock or equity plan, (c) medical or disability plan, (d) other employee benefit plan, (e) employment agreement of any kind. To the best of RMRS's and the Selling Shareholder's knowledge, no director, officer or employee is obligated under any contract, license, covenant, commitment or other agreement, or subject to any judgment, decree, or other order that would conflict with his or her obligation to use his or her best efforts to promote the interests of RMRS. Except as provided in this Agreement, no employee of RMRS has been granted the right to continued employment by RMRS or to any material compensation following termination of employment by RMRS or consummation of the transactions contemplated by this Agreement. Neither RMRS nor any Selling Shareholder is aware that any officer or employee intends to terminate his or her employment with RMRS.

        3.15 Taxes. All tax liabilities of any nature incurred by RMRS have been paid. To the best of RMRS's and each Selling Shareholder's knowledge, no facts exist that would be grounds for the assessment of any additional tax liability. All required tax returns of RMRS have been accurately prepared and duly and timely filed. RMRS has not been advised that any of its returns, federal, state or other, have been or are being audited.

        3.16 Compliance with Law. To the best of RMRS's and each Selling Shareholder's knowledge, RMRS is in full compliance with all laws and regulations applicable to its business, and all judgments, decrees, orders, and writs to which RMRS is subject (copies of all of which have been delivered to ECHO). To the best of RMRS's and each Selling Shareholder's knowledge, RMRS possesses from the appropriate governmental authorities, all licenses, permits, certificates, approvals, franchises and other authorizations as are necessary for RMRS to engage in the business currently conducted.

        3.17 Governmental Consent. To the best of RMRS's and each Selling Shareholder's knowledge, after consultation with legal counsel, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of RMRS or the Selling Shareholders is required in connection with the valid execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby except filing Articles of Merger as provided in Section 1.1.

        3.18 Investment Intent. Each of the Selling Shareholders will acquire the ECHO Shares to be issued to that Shareholder pursuant to this Agreement for investment for his own account, not as a nominee or agent, and not with a view to or for sale in connection with any distribution of the ECHO Shares, or any part thereof; he has no present intention of selling, granting participation in, or otherwise distributing the ECHO Shares.

        3.19 No Registration of ECHO Shares. Each of the Selling Shareholders understands that the ECHO Shares have not been registered under the Securities Act of 1933 ("Securities Act") nor registered or qualified under the Colorado Securities Act, nor other applicable securities law, on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act and from registration or qualification under applicable securities laws, and that ECHO's reliance on such exemptions is predicated on the representations set forth herein. In this connection, each of the Selling Shareholders understands that the offering of ECHO Shares contemplated by this Agreement and related documents and disclosures have not been reviewed or recommended by the U.S. Securities and Exchange Commission ("SEC") nor by the securities administrator of Colorado or any other state or jurisdiction. Therefore, ECHO Shares cannot be resold unless registered under the Securities Act, and registered or qualified under any applicable state securities law including without limitation the Securities Act of Colorado, or unless an exemption from registration, i.e., Rule 144 exemption, is available.

        3.20 Knowledge of Business/Ability to Bear Economic Risk. Each of the Selling Shareholders is familiar with the business of ECHO, and has received each of the following: (1) ECHO's 1999 Annual Report to Shareholders;
(2) Form 10-K for the Fiscal Year ended September 30, 1999; (3) Notice of Annual Meeting of Shareholders, February 04, 2000, and (4) Proxy Statement dated February 04, 1999 ("ECHO Documents"). Each of the Selling Shareholders understands that he can request, and that ECHO will promptly provide to the Selling Shareholder on such request, any exhibit required to be filed with the Securities and Exchange Commission in connection the foregoing documents including the Exhibits referred to in Part IV of the aforementioned Form 10-K.
 Each of the Selling Shareholders is experienced in the type of business engaged in by ECHO, is able to fend for himself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the ECHO Shares, and has the ability to bear the economic risks of the investment.

        3.21 Due Diligence. Each of the Selling Shareholders represents that he has had the opportunity to ask questions of, and to receive answers from, ECHO concerning the terms and conditions of his investment in the ECHO Shares and to obtain additional information (to the extent ECHO possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to him or to which he had access.

        3.22 Free of Liens and Encumbrances. The RMRS Shares are validly issued, fully-paid and nonassessable, and are free of any liens, claims, encumbrances, or other restrictions of any kind. Neither the execution of this Agreement nor the transactions contemplated herein shall violate the Articles of Incorporation or bylaws of RMRS, any agreement, or any law, rule or order of any governmental authority or any court.

        3.23 Operation of Software and Systems. All data processing systems, including all software programs, of RMRS operate normally in accordance with the specifications and functions for those systems and software programs previously disclosed to ECHO. RMRS is making all such systems ready for the year 2000 and does not expect such systems to be adversely affected by the advent of that year. Except as stated in the first sentence of this Section 3.24, neither RMRS nor any of the Selling Shareholders is aware of any material defect in design, materials, manufacture, performance or otherwise in any products or services developed, manufactured, distributed, licensed, sold or provided by RMRS since RMRS's incorporation or any defect in repair to, service of, or replacement of, any such products which would give rise to a Material Adverse Effect.

        3.24 Suppliers and Customers. No substantial supplier or customer (who accounted for more than 2% of aggregate 1998 purchases or more than 2% of aggregate 1999 revenues, as the case may be) or any prospective customer, has indicated to RMRS or to any Selling Shareholder that it intends to terminate its relationship with RMRS, nor does RMRS or any Selling Shareholder have knowledge that any such supplier or customer intends to terminate such relationship. There is no information that would indicate that RMRS does not have good business relations with each supplier and customer, or that consummation of the transactions contemplated by this Agreement would or might disrupt RMRS's existing relationships with any such supplier or customer.

        3.25 Records. RMRS has made available all of its records to ECHO in all media, including without limitation all financial records, product records, software code, written operating procedures, customer records, personnel records, and insurance records.

        3.26 No Material Adverse Effect. To the best of RMRS's and each Selling Shareholder's knowledge, there does not exist any fact or circumstance which, alone or together with another fact of circumstance, could reasonably be expected to have a Material Adverse Effect on the business, properties, assets, condition (financial or otherwise), liabilities, operations, properties or future prospects of RMRS.

        3.27 Brokers and Finders. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by RMRS or any of the Selling Shareholders.

        3.28 Truth of Representations and Warranties. All of the representations and warranties set forth in this Article III shall be true as of the time of the Effective Date. No representation or warranty or other statement made to ECHO by RMRS or any Selling Shareholder contains any untrue statement of a material fact necessary to make the statement, in light of the circumstances under which the statement was made, not misleading.

        3.29 Survival of Provisions. The provisions of this Article III shall survive Closing and the Merger for a period of one (1) year.

        3.30 Knowledge Representation. When the words "to the best of RMRS's and each Selling Shareholder's knowledge" or "RMRS's and each Selling Shareholder's knowledge" appear in the provisions of this Article III, it is understood that no affirmative investigation has been made to confirm such "RMRS's and each Selling Shareholder's knowledge." RMRS's knowledge is deemed to be the knowledge of Donald E. Dick, Robert L. Anderson, Jr., and Arnold Feinberg.

                                       IV
                 REPRESENTATIONS AND WARRANTIES OF ECHO AND EAC

        ECHO and EAC each represents and warrants to RMRS and the Selling Shareholders as of the date of this Agreement and as of the date of the Effective Date as follows, except as set forth in Exhibit I:

        4.1 Organization and Standing: Authority. ECHO is a corporation duly organized, validly existing, and in good standing under the laws of Nevada. EAC is a corporation duly organized, validly existing, and in good standing under the laws of Colorado. Each has the requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and to enter into this Agreement. All corporate action on the part of ECHO and EAC, its shareholders, directors and officers necessary for the authorization, execution, delivery and performance of this Agreement by ECHO and EAC has been taken or will be taken prior to the Effective Date. This Agreement, when executed and delivered, is a valid and binding obligation of ECHO and EAC and will not violate the Articles of Incorporation or bylaws of ECHO or EAC or any agreement, law, regulation, government order or other obligation under which ECHO or EAC is bound.

        4.2 Capitalization. The authorized capital stock of ECHO consists 36,000,000 shares of Common Stock, of which 19,788,213 shares were issued and outstanding on September 30, 1999; and 5,000,000 shares of Convertible Preferred Stock, of which 40,000 shares of Series L Preferred Stock were issued and outstanding on that date. All issued and outstanding shares have been duly authorized and validly issued, are fully-paid and nonassessable, and were issued in full compliance with all applicable laws. Options to acquire up to 3,318,000 shares of Common Stock at exercise prices ranging from $0.40 to $2.00 per share were outstanding on September 30, 1999, and warrants to acquire up to 600,000 shares of Common Stock at $0.40 per share were outstanding on that date. Holders of shares of Common Stock have one vote for each share of Common Stock held in connection with matters on which a shareholder vote is taken, the right to receive dividends and other distributions when, as and if declared by the board of directors, and such other rights as may be set forth in the Articles of Incorporation and required by applicable law. The rights of holders of capital stock of ECHO are more fully described in the Articles of Incorporation of ECHO, and the foregoing description in this Section 4.2 is subject in all respects to the provisions of those Articles. There are no bonds, debentures, notes or other evidences of indebtedness having the right to vote on any matter. The authorized capital stock of EAC consists of 10,000 shares of Common Stock of which 100 shares are issued and outstanding. The rights of holders of capital stock of EAC are more fully described in the Articles of Incorporation of EAC.

        4.3 Corporate Documents. ECHO and EAC has each delivered to RMRS true copies of its Articles of Incorporation and its bylaws as currently in effect. There shall have been no changes to these documents at the time of the Effective Date.

        4.4 Financial Statements. ECHO has delivered to RMRS a balance sheet and income statement for each of the fiscal years ended September 30, 1995, 1996, 1997, 1998, and 1999, prepared in accordance with generally accepted accounting principles. The balance sheets fairly present the assets, liabilities, and financial condition of ECHO as of the dates presented and the income statements fairly present the results of operations of ECHO for the periods therein referred to. To the best of ECHO's knowledge, there have been no material changes in any asset or liability reflected in the most recent such balance sheet after the date of that balance sheet.

        4.5 Governmental Consent. To the best of ECHO's and EAC's knowledge, after consultation with legal counsel, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of ECHO or EAC is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or delivery of the ECHO Shares, or the consummation of any other transaction contemplated hereby, except filing Articles of Merger as provided in Section 1.1, certain securities filings in connection with applicable exemptions from registration and/or qualification requirements, and certain filings required by federal securities regulations.

        4.6 Free of Liens and Encumbrances. The ECHO Shares when issued as provided in this Agreement will be validly issued, fully-paid and nonassessable, and will be free of any liens, claims, encumbrances, or other restrictions of any kind except those relating to applicable securities laws
requirements and those set forth in this Agreement.   Neither the execution of
this Agreement nor the issuance of the ECHO Shares to Selling Shareholders as contemplated herein shall violate the Articles of Incorporation or bylaws of ECHO or EAC, any agreement, or any law, rule or order of any governmental authority or any court.

        4.7 Truth of Representations and Warranties. All of the representations and warranties set forth in this Article IV shall be true as of the Effective Date. No representation or warranty or other statement made to RMRS or any Selling Shareholder by ECHO or EAC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement, in light of the circumstances under which the statement was made, not misleading. From the date of ECHO's most current Form 10-K (September 30, 1999) to the Close date, January 04, 2000, ECHO and EAC officers and directors are unaware of facts or circumstances required to be disclosed in ECHO Documents.

        4.8 Due Diligence. ECHO represents that ECHO has had the opportunity to ask questions of, and to receive answers from, RMRS concerning the terms and conditions of its investment in RMRS Shares and to obtain additional information (to the extent RMRS possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to ECHO or to which ECHO had access.

        4.9 Suppliers and Customers. No substantial supplier or customer (who accounted for more than 2% of aggregate 1998 purchases or more than 2% of aggregate 1999 revenues, as the case may be) or any prospective customer, has indicated to ECHO or EAC that it intends to terminate its relationship with ECHO or EAC, nor does ECHO or EAC have knowledge that any such supplier or customer intends to terminate such relationship. There is no information that would indicate that ECHO or EAC does not have good business relations with each supplier and customer, or that consummation of the transactions contemplated by this Agreement would or might disrupt ECHO's and EAC's existing relationships with any such supplier or customer.

        4.10 Records. ECHO and EAC has made available to RMRS all records requested by RMRS in all media, including without limitation all requested financial records, product records, software code, written operating procedures, customer records, personnel records, and insurance records.

        4.11 No Material Adverse Effect. To the best of ECHO's and EAC's knowledge, there does not exist any fact or circumstance which, alone or together with another fact of circumstance, could reasonably be expected to have an effect on the business, properties, assets, condition (financial or otherwise), liabilities, operations, properties or prospects of ECHO or EAC taken as a whole in an amount in excess of $200,000.

        4.12 Brokers and Finders. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by ECHO or EAC.

        4.13 Survival of Provisions. The provisions of this Article IV shall survive the Effective Date and the Merger.

        4.14 Knowledge Representation. When the words "to the best of ECHO's and EAC's knowledge" appear in the provisions of this Article IV, it is understood that no affirmative investigation has been made to confirm such "knowledge."

                                        V
                               RESTRICTIVE LEGENDS

        5.1 Securities Act of 1933. Each certificate representing the ECHO Shares shall bear a legend substantially as follows:

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR (2) THE TRANSFER IS MADE IN COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 144, OR
        (3) ECHO RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO ECHO, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

        5.2 Escrow Legend. While in escrow as provided in this Agreement, each certificate representing ECHO Performance Shares shall bear a legend substantially as follows:

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN ESCROW AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND CANNOT BE TRANSFERRED EXCEPT AS PROVIDED IN THAT ESCROW
        AGREEMENT.

        5.3 Additional Legends. Each certificate representing ECHO Shares shall bear any other legend required by the securities laws or other laws of any jurisdiction.

        5.4 Restrictions on Transfer. ECHO need not register a transfer of any of the ECHO Shares unless the conditions and requirements specified in the applicable legend are satisfied. In addition, ECHO shall make a notation regarding the restrictions on transfer of ECHO Shares in its stock books.
ECHO Shares shall be transferred on the books of ECHO only if transferred or sold in compliance with the Securities Act of 1933 and applicable state securities and other laws.

                                       VI
                             POST CLOSING COVENANTS

        6.1  Covenant Regarding Competition.  Each of Donald E. Dick, Robert
L. Anderson, Jr., Randal J. Bjerke, and Arnold Feinberg agrees that, during the three (3) year period after the Closing, he will not, directly or indirectly, in any state or territory of the United States or in any other country:

              (A) engage in any enterprise which competes with RMRS
             or may reasonably result in competition with RMRS;
              (B) solicit any employee of RMRS or any consultant engaged by RMRS for the purpose of hiring such employee or consultant;
              (C) solicit any customer of RMRS for the purpose of providing any services or any products to such customer similar to the products sold to that customer by RMRS.

        6.2 Trade Secrets. Each of the Selling Shareholders agrees that he will not at any time use or disclose any Trade Secrets of ECHO or any subsidiary of ECHO including without limitation RMRS (individually and collectively referred to in this Section 6.2 as "ECHO"), except as otherwise agreed in a writing signed by a duly authorized officer of ECHO and by the Selling Shareholder. Trade Secrets include ECHO's marketing plans, product plans, customer lists, confidential proprietary rights in ECHO's intellectual property, and other nonpublic proprietary information that ECHO may designate as a "Trade Secret." Each of the Selling shareholders further agrees that he will not use or disclose the nonpublic proprietary information of any other person that the Selling Shareholder has reason to know that ECHO has an obligation to protect from disclosure or use. Each Selling Shareholder will keep Trade Secrets confidential and will not directly or indirectly disclose or make available to any person or entity any Trade Secrets of RMRS or ECHO at any time and for a period of thirty-six months following the effective date of this Agreement.

        This Section 6.2 does not apply to the extent that information: (1) is or becomes generally known to the public without fault of Selling
Shareholder(s); (2) is independently developed by Selling Shareholder(s) without use of any information obtained from RMRS or ECHO; (3) consists solely of generally-known ideas, concepts, know-how or techniques; or (4) is requested to be disclosed by law or judicial order.

        6.3 Inventions Disclaimer and Assignment. Each of the Selling Shareholders disclaims any right, title or interest in any tangible or intangible asset of RMRS including without limitation any concept, design, idea, method, computer program, software, system, manual, documentation or trade Secret of RMRS ("RMRS Asset"), and hereby assigns and transfers to RMRS any right, title or interest that such Selling Shareholder may now or in the future have in any RMRS Asset. Each of the Selling Shareholders will assist RMRS (at RMRS's expense) in obtaining and from time to time enforcing patents, copyrights, and other legal protection for RMRS Assets in the United States and any other country, including without limitation by executing all documents confirming his assignment of any RMRS Asset necessary to ensure and perfect RMRS's right to such RMRS Asset and to apply for and obtain patents, copyrights and other legal protection.

        6.4 Restrictions on Transfer/Piggyback Rights. If and when ECHO should decide to file with the Securities and Exchange Commission a future registration statement in compliance with the Securities Act of 1933 and applicable state securities and other laws, all restricted shares issued under this Agreement, both Base Shares and Performance Shares, are to be included in that registration. All costs associated with such registration are to be borne by ECHO.

        6.5 Remedies. Each of the Selling Shareholders acknowledges that a breach of this Article VI may cause ECHO continuing and irreparable injury to its business which may not be adequately compensated for by money damages. Each of the Selling Shareholders therefore agrees that in the event of any actual or threatened breach of this Article VI, ECHO shall be entitled, in addition to other available remedies, to a temporary restraining order and to injunctive preliminary and final relief to prevent any violations of this
Article VI. In any such injunctive proceedings, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

        6.6 Survival of Provisions. The provisions of this Article VI shall survive and continue in effect after Effective Date.

                                       VII
                                    INDEMNITY

        7.1 Indemnity by ECHO. ECHO shall indemnify and hold harmless the Selling Shareholders and their heirs, representatives and assigns, from any claims, liabilities, losses, damages, reasonable attorney's fees, and related expenses which aggregate to over $50,000 and are caused by breach of any provision of this Agreement, including without limitation any representation or warranty set forth in Article IV.

        7.2 Indemnity by Selling Shareholders. The Selling Shareholders shall separately and severally indemnify and hold harmless ECHO, and its successors and assigns, from any claims, liabilities, losses, damages, reasonable attorney's fees, and related expenses which aggregate to over $50,000, but do not exceed $2,000,000, and are caused by breach of any provision of this Agreement, including without limitation any representation or warranty set forth in Article III.

        7.3 Survival of Provisions. The provisions of this Article VII shall survive and continue in effect after the Effective Date.




                                      VIII
                              CONDITIONS TO CLOSING

    8.1 ECHO Conditions. The obligations of ECHO under this Agreement are subject to the fulfillment on or before the date of Closing of each of the following conditions, any of which may be waived by ECHO in writing:

           8.1.1 Delivery of Documents at Closing. All documents required to be delivered to ECHO at Closing shall have been tendered for delivery to ECHO.

           8.1.2 Compliance with Law. All consents, authorizations, permits or other approvals, if any, that are required by any governmental authority or regulatory agency (other than filing the Articles of Merger), or under any agreement or other document under which ECHO or RMRS is obligated, shall have been duly obtained and shall be effective. Consummation of the transactions contemplated by this Agreement shall comply with all requirements of corporate law applicable to mergers; and shall not violate any law, regulation, or order of any governmental authority or any court, nor any obligation under which ECHO, EAC or RMRS is bound.

           8.1.3 ECHO Director Approval. The board of directors of ECHO shall have approved the execution of this Agreement.

           8.1.4 RMRS Director Approval. The board of directors of RMRS shall have approved this Agreement and the Merger, and shall have directed that the Merger be submitted to the shareholders of RMRS for approval, and copies of the resolution of such board of directors setting forth such approvals and direction, certified by the President and Secretary of RMRS, shall have been delivered to ECHO.

           8.1.5 RMRS Shareholder Approval. The shareholders of RMRS shall have approved the Merger as required by law, and copies of the dissenters' rights notice required by Section 7-113-201 of the Colorado Business Corporation Act and of the resolution of such shareholders setting forth such approval, certified by the President and Secretary of RMRS, shall have been delivered to ECHO.

           8.1.6 Documents. All documents delivered to ECHO pursuant to this Agreement shall be reasonably acceptable to ECHO.

           8.1.7 Adverse Changes. No material adverse change shall have occurred in the financial condition, working capital, assets, liabilities, business, operations or prospects of RMRS since the date of its most recent balance sheet delivered to ECHO as provided in this Agreement.

           8.1.8 Representations and Warranties True. The representations and warranties of RMRS and the Selling Shareholders set forth in Article III shall be true in all material respects as of the date of Closing.

           8.1.9 Employee Agreements. Each of the employees of RMRS designated by ECHO shall have signed and delivered a Nondisclosure and Inventions Disclaimer Agreement substantially in the form of Exhibit J.

           8.1.10 Resignations of Directors and Officers. Each director and each officer of RMRS shall have signed a resignation in the form of Exhibit K.

               8.1.11 No Dissenters. None of the shareholders of RMRS shall have given notice of their intention to demand payment pursuant to Section 7-113-202 of the Colorado Business Corporation Act.

        8.2 RMRS/Selling Shareholder Conditions. The obligations of RMRS and the Selling Shareholders under this Agreement are subject to the fulfillment on or before the date of Closing of each of the following conditions, any of which may be waived by RMRS and Selling Shareholders holding a majority of the RMRS Shares in writing:

           8.2.1 Delivery of Documents at Closing. All documents required to be delivered to Selling Shareholders at Closing shall have been tendered for delivery to the Selling Shareholders.

           8.2.2 Compliance with Law. All consents, authorizations, permits or other approvals, if any, that are required by any governmental authority or regulatory agency (other than filing the Articles of Merger), or under any agreement or other document under which ECHO or RMRS is obligated, shall have been duly obtained and shall be effective. Consummation of the transactions contemplated by this Agreement shall comply with all requirements of corporate law applicable to mergers; and shall not violate any law, regulation, or order of any governmental authority or any court, nor any obligation under which ECHO, EAC or RMRS is bound.

           8.2.3 EAC Director Approval. The board of directors of EAC shall have approved this Agreement and the Merger, and shall have directed that the Merger be submitted to the shareholder of EAC for approval, and copies of the resolution of such board of directors setting forth such approval, certified by the President and CEO of EAC, shall have been delivered to the Selling Shareholders.

           8.2.4 EAC Shareholder Approval. The shareholders of EAC shall have approved the Merger as required by law, and copies of the resolution of such shareholder setting forth such approval, certified by the President and CEO of EAC, shall have been delivered to ECHO.

           8.2.5 Adverse Changes. No material adverse change shall have occurred in the financial condition, working capital, assets, liabilities, business, operations or prospects of ECHO since the date of its most recent balance sheet filed with the Securities and Exchange Commission.

           8.2.6 Representations and Warranties True. The representations and warranties of ECHO as set forth in Article IV shall be true in all material respects as of the date of Closing.


                                       IX
                                     CLOSING

        9.1 Date of Closing. The closing of the transactions contemplated by this Agreement ("Closing") shall take place on January 04, 2000 at 12:00 o'clock, at the offices of RMRS located at the address set forth at the end of this Agreement, or at such other date, time and place as ECHO, RMRS and Selling Shareholders holding a majority of the RMRS Shares may agree in writing.

        9.2 Documents to be Delivered At Closing. At the Closing, the parties shall deliver the following.

           (1)  Each of the Selling Shareholders shall deliver to ECHO:

                (A) Certificates for RMRS Shares as provided in
               this Agreement, duly endorsed to transfer all right, title and interest in such Shares to ECHO along with such other documents as ECHO shall reasonably request to ensure the transfer to ECHO of all such right, title and interest, totaling all of the RMRS Shares.

                (B) An executed copy of the Escrow Agreement.

                (C) An executed copy of this Agreement, if not
               previously delivered.

                   (2)  ECHO shall deliver

                (A) Certificates for the number of Base Shares issued to each Selling Shareholder, to the Escrow
               Agent in accordance with the Escrow Agreement.

                (B) An executed copy of the Employment Agreement, to Donald D. Dick, Robert L. Anderson, Jr., and
               Arnold Feinberg, respectively.

                (C) An executed copy of the Escrow Agreement, to each Selling Shareholder.

                (D) An executed copy of this Agreement, to each
               Selling Shareholder, if not previously delivered.

               (3)  RMRS shall deliver to ECHO

                (A)  Employment, Nondisclosure and Inventions
               Disclaimer Agreements as provided in Section 8.1.9.

                 (B) Resignations signed by each director and officer of RMRS as provided in Section 8.1.10.

                 (C)   An executed copy of the Escrow Agreement.

        (D)   Executed copies of Employment Agreements with
       Donald E. Dick, Robert L. Anderson, Jr., and Arnold
       Feinberg.

        (E) An executed copy of this Agreement, if not previously delivered.

        (F) Articles of Merger, signed by the President and CEO of RMRS

        (4)  EAC shall deliver to RMRS and to the Selling Shareholders:

           (A)  Copies of resolutions adopted by the
          board of directors of EAC approving this Agreement and the Merger, certified by the President and the CEO of EAC.

           (B) Copies of resolutions adopted by the shareholder of EAC approving this Agreement and the Merger, certified by the President and the CEO of RMRS

           (C)  Articles of Merger, signed by the
          President and the CEO of EAC.


                            ARTICLE X
                    MISCELLANEOUS PROVISIONS

     10.1 Governing Law. This Agreement was made in and shall be governed in all respects by the laws of the State of California, except that the laws of Colorado shall govern the Merger.

     10.2 Survival. The representations, warranties, covenants and agreements made herein shall not be waived or affected by any investigation by any party and shall survive the closing of the transactions contemplated hereby.

     10.3 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     10.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     10.5 Amendments. Any amendment or modification to this Agreement must be in writing signed by all of the parties.

     10.6 Notices. All notices required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to each party at the address set forth at the end of this Agreement, or at such other address as the party shall have furnished by notice hereunder.

     10.7 Expenses. Each party shall bear its own expenses, including legal fees, incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

     10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and each of which shall be enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

     10.9 Headings. The headings in this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     10.10 Waivers. Any waiver of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     10.11 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     10.12 Attorney's Fees. If legal or other proceedings are instituted by any party against any other party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, court costs and ancillary expenses.

     10.13 Selling Shareholders' Spousal Indemnity and Representations. Each of the Selling Shareholders will indemnify and hold harmless ECHO, its successors and assigns, against all liabilities, all defects in title to RMRS Shares transferred to ECHO pursuant to this Agreement, and all related costs and expenses, arising out of any claim by the spouse of the Selling Shareholder based on marital rights of the spouse in such RMRS Shares. Donald E. Dick, Robert L. Anderson, Jr., Randal J. Bjerke, and Arnold Feinberg each represents that the person signing along with that Selling Shareholder below is the spouse of that Selling Shareholder.

     10.14 Further Action. Each party agrees to execute and deliver such documents and to take such further action after Closing as may be necessary or appropriate to effect the Merger and the other provisions of this Agreement.

     10.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, facsimile signature shall be deemed and accepted as an original signature.


                           ARTICLE XI
                  SIGNATURES AND SHARE AMOUNTS

     The parties hereto have evidenced their agreement to the provisions of this Agreement by their signatures subscribed below, it being understood that the Selling Shareholders hold the number of RMR Shares indicated, and the Selling Shareholders are entitled to receive the number of Base Shares indicated and up to the maximum number of Performance Shares indicated, in accordance with and subject to the terms of this Agreement.

     Each spouse signing below represents that she has read and understood this Agreement, she consents to its terms, and she releases and assigns any community property or other interest she may have in any of the RMRS Shares to ECHO pursuant to this Agreement.

"ECHO"
ELECTRONIC CLEARING HOUSE, INC.



By:
     Joel M. Barry, President,
     Chairman and Chief
     Executive Officer

28001 Dorothy Drive
Agoura Hills, CA 91301

"RMRS"
ROCKY MOUNTAIN RETAIL SYSTEMS,
INC.


By:
      Donald E. Dick
      President and Chief
                                        Executive Officer

4895 Riverbend Road, Suite D
Boulder, CO 80301


By:
       Robert L. Anderson, Jr."EAC"
ECHO ACQUISITION CORPORATION



By:
     Joel M. Barry, President
     Chairman and Chief
     Executive Officer

28001 Dorothy Drive
Agoura Hills, CA 91301-2697

        Chairman of the Board
                                        and Secretary

4895 Riverbend Road, Suite D
Boulder, CO 80301





SELLING SHAREHOLDERS
RMRS
SHARES
BASE
SHARES

MAXIMUM
PERFORMANCE
SHARES



Donald E. Dick



Martha D. Dick



Street


City          State     ZIP



425


403,609



605,413





SELLING SHAREHOLDERS
RMRS
SHARES
BASE
SHARES

MAXIMUM
PERFORMANCE
SHARES


Robert L. Anderson, Jr.



Judith E. Meredith


Street


City         State     ZIP



425


403,609


605,413


Randal J. Bjerke


Lois Marie Bjerke


Street


City          State    ZIP



150


142,450


213,675


SELLING SHAREHOLDERS
RMRS
SHARES
BASE
SHARES

MAXIMUM
PERFORMANCE
SHARES


Arnold Feinberg



Diana Dunkley


Street


City         State     ZIP



53


50,332


75,499







TOTAL
1,053
1,000,000
1,500,000

                                                     EXHIBIT 99.1

     FOR IMMEDIATE RELEASE
     January 6, 2000


               ECHO ANNOUNCES THE ACQUISITION OF
               ROCKY MOUNTAIN RETAIL SYSTEMS, INC.

  Agoura Hills, Calif. - Electronic Clearing House, Inc. (NASDAQ:ECHO) announced the signing of an agreement to acquire Rocky Mountain Retail Systems, Inc. (RMRS). RMRS, based in Boulder, Colorado, is the creator/owner and processor for National Check Information Systems (NCIS) through which RMRS provides check verification services to large retail chains, processors and collection agencies across the nation, among which are Dollar General, VISA, and Blockbuster Video. The quality of the NCIS negative check writer database puts it among the top 5 in the nation.

  "RMRS is attractive to ECHO for many reasons: its profitable check verification operations, its significant business relationships, its host of new opportunities and products under development, its effective and seasoned sales team, its highly technical group of engineers, and its experienced management team," stated Joel M. Barry, CEO of ECHO. "We especially value their strong existing customer base that includes both collection agencies and retailers. When you combine the services provided by Magic Software Development, the check services company acquired by ECHO in April, 1999, with those provided by RMRS, RMRS is immediately competitive with the top check services providers in the nation. We believe the new RMRS will present a better value to sales organizations and merchants who are looking for check services to sell or purchase, respectively", stated Mr. Barry.

  RMRS will operate as a wholly owned subsidiary and Dr. Donald Dick, President of RMRS, will remain the President of the ECHO subsidiary. Operations will remain in Boulder, Colorado. Dr. Dick has a doctorate in Electrical Engineering and has extensive experience in both hardware and software design and manufacturing. Mr. Robert Anderson will continue to serve as Vice President of RMRS and Chief Technical Officer. Mr. Anderson has a Bachelors degree in Physics with advanced degree work in Computer Science and has overseen the technical developments that have distinguished RMRS as a leader in the check industry for the past 8 years. Mr. Arnold Feinberg will continue to oversee all sales activity for RMRS and will serve as Vice President of Sales. Mr. Feinberg is a nationally recognized expert in payment systems and has consulted with many of the nations top retailers in designing and implementing full electronic payment solutions.

  "RMRS has grown exponentially over the past three years but we realized we would need a solid technical and financial foundation in order to continue to grow as a national provider of check services. After looking at all of our options, we agreed with ECHO's conclusion that we are stronger together. We see our business increasing due to ECHO's experience in system integration, credit card processing and, especially, Internet-based processing and reporting. We also felt the management team at ECHO and Magic fit very well with our own. We are pleased to become a part of the ECHO family." stated Dr. Dick.

  Under the terms of the acquisition agreement, ECHO issued 1,000,000 shares of restricted common stock. An additional 1,500,000 shares of restricted stock will be placed into escrow to be issued to the RMRS selling shareholders under a performance clause wherein, should the RMRS subsidiary's performance meet or exceed predetermined earnings goals for years 2000 through 2002, a proportionate number of performance-based shares will be issued.

  Electronic Clearing House, Inc. provides credit card processing, cash advance services, check guarantee, check verification, check conversion, inventory tracking and/or various Internet services to over 41,000 retail merchants, U-Haul dealers and casinos across the nation. ECHO also designs, develops and integrates software and point-of-sale hardware that is utilized as credit card processing terminals, automated money order dispensers, inventory tracking devices, and casino cash advance systems.

  To take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Actual operations and results may differ materially from those expressed in the forward-looking statements made by the Company.



                         Media Contact:
            Donna Camras-Rehman, Corporate Secretary
         (818) 706-8999, ext. 3033 or corp@echo-inc.com